HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                 HV-5776 – PremierSolutions Cornerstone

333-72042                 HV-6775 – PremierSolutions Cornerstone (Series II)

Supplement dated May18, 2017 to your Prospectus

1.                                    FUND NAME CHANGES

a.            PUTNAM HIGH YIELD ADVANTAGE FUND – CLASS A

Effective May 8, 2017, the following name change was made to your Prospectus:

Current Name	New Name

Putnam High Yield Advantage Fund – Class A	Putnam High Yield Fund – Class A

b.            GOLDMAN SACHS GROWTH AND INCOME FUND – CLASS A

Effective June 20, 2017, the following name change will be made to your Prospectus:

Current Name	New Name

Goldman Sachs Growth and Income Fund – Class A	Goldman Sachs Equity Income Fund – Class A

As a result of the above changes, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

2.                                    FUND MERGER

THE PUTNAM FUND FOR GROWTH AND INCOME FUND – CLASS A

Putnam Investment Management, LLC, the Fund’s investment manager, recommended and the Board of Trustees approved the merger of The Putnam Fund for Growth and Income Fund (“Merging Fund”) into the Putnam Equity Income Fund (“Acquiring Fund”) (the “Reorganization”).  Shareholder approval of the Reorganization was not required.  The Reorganization occurred on May 15, 2017 (“Closing Date”).

As a result of the Reorganization, if any of your Participant Account value was allocated to the Merging Fund Sub-Account, that amount was merged into the Acquiring Fund Sub-Account.  Effective as of the Closing Date, any transaction that included an allocation to the Merging Fund Sub-Account was allocated automatically to the Acquiring Fund Sub-Account. You may redirect future Contributions to another Sub-Account available under your Contract.

Participants who were automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 60 days after the date of the Reorganization.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.